DREYFUS PREMIER VALUE FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this annual report of the Dreyfus Premier Value Fund for the year ended October 31, 1997. Over this period, your Fund produced the following total returns:

                                                                                                 Total Return*
                                                                                                 ____________
            Class A                                                                                  27.43%
            Class B                                                                                  26.55%
            Class C                                                                                  26.38%
            Class R                                                                                  27.74%
            Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")**                    32.10%
            Standard & Poor's Barra Value Index***                                                   29.70%

    While the performance results of the Fund during the measurement period trailed those of the S&P 500 Index and the S&P Barra
Value Index, it did, however, outperform the majority of mutual funds in the Lipper Capital Appreciation Funds category. The Fund's ranking for the one-year period ended October 31, 1997 (Class A Shares) was 78 out of 203 funds listed in the category. We believed that the valuation of these major market benchmarks was excessive during this period, and so we constructed an investment portfolio with a relatively low correlation to these indices. In doing so, we believed that the risk level of the Fund was significantly lower that that of these benchmarks.
ECONOMIC REVIEW
    The U.S. economy has registered a step-up in growth in 1997 and the evidence coming in suggests that momentum is still building. Stronger growth this year has helped keep corporate profits buoyant despite a substantially tighter labor market. This is because nationwide shortages of labor so far have not generated much wage inflation. Moreover, price inflation has decelerated markedly during the year, suppressed by the strong dollar, import competition and continued disinflation in health care.
    Although the Federal Reserve Board (the "Fed") has held a tightening bias since mid-1996, the central bank has raised interest rates only once this year. Expectations for further hikes have been continually postponed. They were first dampened by the surprising drop in this year's price inflation, and more recently by unfolding crises in foreign economies. Both events have helped to cap short-term rates and to pull long-term interest rates lower since the spring.
    Real Gross Domestic Product (GDP) growth accelerated to about 4% this year from 3% in 1996. Virtually all economic sectors have been strong so far. Consumer spending has been supported by rising real incomes. Capital spending has been very robust and new orders imply continued strength. Even housing demand, typically slowing at this phase of the business cycle, has reached new highs. Most incoming signals support sustained fast growth. The exception is that exporters' new orders have marginally slowed in recent months, indicating that economic turmoil overseas may be impacting this sector. By contrast, imports have been very robust and, if their growth is sustained, could help mitigate the economic weakness abroad.
    Overall corporate profits have continued to trend higher, although some companies have been hurt by events overseas and the stronger dollar. Domestically generated profits have typically remained solid, helped by strong growth and contained wages.
MARKET OVERVIEW
    Even though the equity markets stumbled badly in late October, the one year period ended October 31, 1997, saw solid gains. Measured by price changes alone, excluding income, the Dow Jones Industrial Average gained 23.58% over these 12 months, the S&P 500 gained 29.96%; the Nasdaq Composite gained 30.43%; and the Russell 2000 gained
27.52%. These gains accounted for the drop of the last week in October, and before counting the rebounds that occurred in the first week of November.
    In retrospect, it is apparent that stock valuations had been riding for a fall. There was weakness in March when the Fed raised interest rates for the first time in two years. By early summer, equity prices recovered and soared to new highs. Then, however, some nervousness set in, related mainly to concern about high stock valuations and fears of another Fed move to cool off the bubbling economy. Weakness was apparent mainly in companies with large capitalizations, while smaller companies, such as those listed in the Russell 2000 Index, gained ground.
    As autumn leaves began to turn, the stock market as a whole regained its wind - but not for long. The relatively high valuations that had prevailed were vulnerable to any major unpleasant surprise. That came in late October from an unexpected source - the Far East. Severe market setbacks in Hong Kong and Southeast Asia, together with drops in their foreign exchange rates, triggered the fall in the U.S. market.
    Richard Hoey, Chief Economist for The Dreyfus Corporation, reviewing the recent events, said that the U.S. stock market had a selling panic, followed by a buying panic. The underlying logic of it all was valuation, he observed.
    When the Dow Jones Index peaked at above 8200 in early August, the stock market was simply discounting favorable U.S. fundamentals into high stock prices, said Hoey. The financial crisis in Asia was the trigger for a correction of the major problem for the U.S. stock market: high valuation.
    The market drop in Asia was caused by serious fundamental problems of excess productive capacity, overvalued real estate and a banking system crisis. European markets, of course, reacted to the Asian weakness, but less severely because their economies are more stable. In the U.S., the sharp price drop, followed by a vigorous rebound, reflected an economy with much greater underlying strength.
    The influx of investors into stocks when prices dipped augured well for the future. The American investing public appears to be convinced that equities are a good place to put money for the long range, when their prices are attractive, despite the recent volatility of market averages.
VALUE INVESTING
    We believe value stocks can be an important part of a well-diversified investment portfolio for a number of reasons.
    First, stocks with low valuations theoretically have by definition more upside potential than downside risk. While growth of sales and earnings are important, and we do believe in buying growing companies, the price paid for this growth is critical as well. We want to buy this growth potential at bargain prices.
    Second, many analysts have low expectations for the earnings growth rate of value stocks, resulting in the low valuations assigned to these securities. Low growth expectations tend to be easier for management to meet or even exceed than high expectations.
    Third, value investors tend to work more with actual data and with near-term projections when analyzing companies. Obviously, this type of data can be more accurate than long-term forecasts. There are too many variables which can impact the long term.
    Fourth, value stocks generally possess a number of favorable characteristics: higher dividends, more stock repurchases, more takeovers, and more restructurings. Dividends are cash, usually paid out quarterly to common stock shareholders. Dividends may be the only actual tangible return to the common stock shareholder from the company. To realize more value than the dividend, the stock must be sold to another investor. Theoretically, if shareholders could not sell a stock (which of course they can), investors would only buy stocks that paid a cash dividend. Next, companies selling at low valuations usually have the option to repurchase their own stock with any available cash and add to earnings in the process. When management repurchases a company's stock, it provides demand for that stock, forcing the price higher, everything else being equal. Regarding takeovers, these tend to happen to inexpensively priced companies, in whatever way a potential buyer might define this value. Finally, restructurings tend to occur with value stocks because these companies often tend to have a problem which needs to be fixed. An opportunity to fix a problem arises and it is in the process of fixing this problem, usually through some sort of restructuring of the company, that value is realized.
    Value stocks are often ignored by Wall Street analysts. It is much easier for analysts to promote a glamour stock with a simple story, even if that story is already universally known and recognized in the stock price. This lack of attention and focus by Wall Street provides a decided advantage for relatively undiscovered or underfollowed value stocks.
    Of course, value stock investing does involve risk. Despite the potential downside protection offered by value stocks generally, price volatility is inherent in all common stocks. In addition, value stocks particularly are subject to the risk that the market will not recognize the security's perceived intrinsic value for a long time, and to the risk that a stock determined to be undervalued turns out to be appropriately priced due to any number of factors.
    Real money in the stock market is not made by following the herd of other investors, copying what they have already done and going where money has already been made. Real money is made leading this herd. As the herd follows, demand for the security is increased, resulting in higher prices.
PORTFOLIO STRATEGY
    In order to identify value, we generally select securities for the Fund based on a three-pronged approach. First, a computer screening model is used to identify companies with a forward earnings yield (next 12 months' earnings divided by the current market price) that is greater than the current yield of the five-year U.S. Treasury bond. Second, another computer model seeks to identify those companies that offer the best exposure to the current market and economic environment. Third, we review potential investments with our team of Dreyfus security analysts to identify a catalyst that could realize the value inherent in the security and increase the price of the stock.
    In terms of constructing a portfolio of stocks, the Fund generally avoids significantly overweighting or underweighting any given economic sector relative to the exposure of the S&P 500 Index to that sector. This strategy focuses the Fund on selecting the potentially best securities within each given sector of the economy. The Fund attempts to avoid trying to decide which sector will be favored over the near term by the stock market, since we believe this preference is too often random.
    The Fund typically sells a stock when its earnings yield falls below the 90-day U.S. Treasury yield, when a stock appears to be poorly exposed to the current market or economic environment, when the portfolio manager, working with our analysts, believes it represents a potentially deteriorating investment based on our fundamental research, or when the stock market emphatically indicates that our investment thesis is incorrect.

PORTFOLIO REVIEW
    The Fund's stock selection process played a key factor in the Fund's performance over the past 12 months. Investment results during this annual period benefited from holdings such as International Business Machines, Intel, Tosco, Equitable Cos., BankAmerica, Allegiance, Watson Pharmaceuticals, Cooper Cameron, Xerox, Pier 1 Imports, and CNF Transportation. Relative performance results were penalized by holdings including First Brands, Fruit of the Loom, Cl.A, La Quinta Inns, Amdahl, 3Com, PMI Group, Biogen, Reynolds Metals, and Tenneco.
    Thank you for entrusting Dreyfus with the management of your investments.
                              Sincerely,

                          [Timothy M. Ghriskey signature logo]

                              Timothy M. Ghriskey
                              Portfolio Manager
November 18, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares. **SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***    The Standard & Poor's Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Composite Stock Price Index that have low price-to-book ratios. It is designed so that approximately 50% of the S&P 500's market capitalization is in the Value Index.
    SOURCE: LIPPER ANALYTICAL SERVICES, INC.: - The Fund's ranking based on its five-and ten-year average annual returns as of October 31, 1997 were 66 out of 77 funds and 43 out of 55 funds, respectively. One-year rankings for Class B and Class C shares were lower and ranking for Class R shares was higher than Class A ranking. Class B, C and R shares do not have 5-year performance records.
    Past performance is no guarantee of future results. Share price and investment return fluctuate and an investor may receive more or less than original cost upon redemption.

DREYFUS PREMIER VALUE FUND                                  OCTOBER 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER VALUE FUND CLASS A SHARES
AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
[Exhibit A:
Dollars
$51,774
Standard & Poor's 500
Composite Stock
Price Index*
$38,967
Dreyfus Premier
Value Fund
(Class A Shares)
*Source: Lipper Analytical Services, Inc.]

Average Annual Total Returns
                        Class A Shares                                              Class B Shares
_____________________________________________________________    ____________________________________________________________
                                                                                                        % Return Reflecting
                                              % Return                                                 Applicable Contingent
                                              Reflecting                                  % Return        Deferred Sales
                        % Return Without    Maximum Initial                               Assuming No      Charge Upon
Period Ended 10/31/97     Sales Charge    Sales Charge (5.75%)  Period Ended 10/31/97     Redemption       Redemption*
_____________________  _______________   ___________________    _______________________  _____________  _____________________
1 Year                        27.43%          20.10%            1 Year                       26.55%             22.55%
5 Years                       13.11           11.78             From Inception (1/15/93)     11.13              10.84
10 Years                      12.56           11.90
From Inception (10/16/86)     13.72           13.11

                        Class C Shares                                              Class R Shares
____________________________________________________________    _____________________________________________________________
                                        % Return Reflecting
                                       Applicable Contingent
                           % Return       Deferred Sales
                         Assuming No       Charge Upon
Period Ended 10/31/97    Redemption        Redemption**         Period Ended 10/31/97
_____________________   _______________  ___________________    _______________________
1 Year                        26.38%          25.38%            1 Year                    27.74%
From Inception (9/1/95)      19.03            19.03             From Inception (9/1/95)   19.95

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Value Fund on 10/16/86 (Inception Date) to a $10,000 investment made in the Standard and Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 10/31/86 is used as the beginning value on 10/16/86. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C and Class R shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Standard and Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
 *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER VALUE FUND
STATEMENT OF INVESTMENTS                                                                             OCTOBER 31, 1997
Common Stocks-95.7%                                                                         Shares                    Value
                                                                                        _____________            _____________
  Consumer Non-durables-4.0%         Kimberly-Clark.........................                  111,000           $    5,765,063
                                     Warnaco Group, Cl. A...................                  162,500                4,590,625
                                                                                                                 _____________
                                                                                                                    10,355,688
                                                                                                                 _____________
  Consumer Services-4.7%             Avis Rent A Car......................                   62,100 (a)            1,703,869
                                     Circus Circus Enterprises..............                  240,000 (a)            5,340,000
                                     La Quinta Inns.........................                  294,000                5,255,250
                                                                                                                 _____________
                                                                                                                    12,299,119
                                                                                                                 _____________
  Electronic Technology-12.5%        Cabletron Systems......................                  170,000 (a)            4,930,000
                                     Digital Equipment......................                  115,000 (a)            5,757,187
                                     Intel..................................                   73,000                5,621,000
                                     International Business Machines........                   53,000                5,197,313
                                     Storage Technology.....................                  111,400 (a)            6,537,787
                                     3Com...................................                  104,000 (a)            4,309,500
                                                                                                                 _____________
                                                                                                                    32,352,787
                                                                                                                 _____________
  Energy Minerals-6.8%               Phillips Petroleum.....................                  119,000                5,756,625
                                     Tosco..................................                  168,000                5,544,000
                                     USX-Marathon Group.....................                  179,000                6,399,250
                                                                                                                 _____________
                                                                                                                    17,699,875
                                                                                                                 _____________
  Finance-17.4%                      Allstate...............................                   72,000                5,971,500
                                     BankAmerica............................                   80,000                5,720,000
                                     Bankers Trust NY.......................                   53,000                6,254,000
                                     Chase Manhattan........................                   53,000                6,114,875
                                     Equitable Cos..........................                  138,000                5,683,875
                                     Grupo Financiero Bancomer, Cl. B.......                7,800,000                3,665,675
                                     NationsBank............................                   96,000                5,748,000
                                     Travelers Group........................                   85,000                5,950,000
                                                                                                                 _____________
                                                                                                                    45,107,925
                                                                                                                 _____________
  Health Services-5.9%               Allegiance.............................                  174,500                4,842,375
                                     Manor Care.............................                  154,000                5,284,125
                                     PacifiCare Health Systems, Cl. B.......                   82,000 (a)            5,309,500
                                                                                                                 _____________
                                                                                                                    15,436,000
                                                                                                                 _____________
  Health Technology-5.1%             Biogen.................................                  162,000 (a)            5,427,000
                                     Watson Pharmaceuticals.................                  244,600 (a)            7,766,050
                                                                                                                 _____________
                                                                                                                    13,193,050
                                                                                                                 _____________
  Industrial Services-2.5%           Cooper Cameron.........................                   90,000 (a)            6,502,500
                                                                                                                 _____________
  Non-Energy Minerals-5.1%           Georgia-Pacific........................                   61,000                5,173,563
                                     ISPAT International, Cl. A.............                  129,500 (a)            3,277,969
                                     Reynolds Metals........................                   79,000                4,814,062
                                                                                                                 _____________
                                                                                                                    13,265,594
                                                                                                                 _____________
  Process Industries-6.0%            Goodrich (B.F.)........................                  116,000                5,169,250
                                     Owens-Illinois.........................                  158,000                5,451,000
                                     Temple-Inland..........................                   88,000                5,049,000
                                                                                                                 _____________
                                                                                                                    15,669,250
                                                                                                                 _____________

DREYFUS PREMIER VALUE FUND
STATEMENT OF INVESTMENTS                                                                          OCTOBER 31, 1997
Common Stocks (continued)                                                                   Shares                    Value
                                                                                        _____________            _____________
  Producer Manufacturing-12.3%       Caterpillar............................                  100,000           $    5,125,000
                                     Grupo Carso, Cl. A1....................                  750,000                4,729,327
                                     Ingersoll-Rand.........................                  135,000                5,256,563
                                     Masco..................................                  120,000                5,265,000
                                     Raychem................................                   61,800                5,596,763
                                     Xerox..................................                   75,500                5,988,094
                                                                                                                 _____________
                                                                                                                    31,960,747
                                                                                                                 _____________
  Retail Trade-4.7%                  Federated Department Stores............                  142,000 (a)            6,248,000
                                     Pier 1 Imports.........................                  324,000                5,913,000
                                                                                                                 _____________
                                                                                                                    12,161,000
                                                                                                                 _____________
  Transportation-4.5%                CNF Transportation.....................                  153,000                6,827,625
                                     CSX....................................                   90,000                4,921,875
                                                                                                                 _____________
                                                                                                                    11,749,500
                                                                                                                 _____________
  Utilities-4.2%                     Coastal................................                  102,000                6,132,750
                                     Empresa Nacional de Electricidad, A.D.R.                 240,000                4,830,000
                                                                                                                 _____________
                                                                                                                    10,962,750
                                                                                                                 _____________
                                     TOTAL COMMON STOCKS
                                       (cost $212,108,757)..................                                      $248,715,785
                                                                                                                 =============
Convertible Preferred Stocks-1.4%
  Energy Minerals;                   Petroleo Brasileiro-Petrobras
                                       (cost $3,434,116)....................                   19,000           $    3,532,559
                                                                                                                 =============
                                                                                           Principal
Short-Term Investments-.3%                                                                   Amount
                                                                                        _____________
  U.S. Treasury Bills;                4.96%, 1/22/1998
                                       (cost $700,716)......................          $       709,000          $       700,641
                                                                                                                 =============
TOTAL INVESTMENTS (cost $216,243,589).......................................                    97.4%             $252,948,985
                                                                                              =======            =============
CASH AND RECEIVABLES (NET)..................................................                     2.6%           $    6,829,970
                                                                                              =======            =============
NET ASSETS..................................................................                   100.0%             $259,778,955
                                                                                              =======            =============
Notes to Statement of Invesments:
    (a)  Non-income producing.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                   OCTOBER 31, 1997
                                                                                                 Cost              Value
                                                                                            _____________     _____________
ASSETS:                          Investments in securities-See Statement of Investments      $216,243,589      $252,948,985
                                 Cash.......................................                                      9,401,551
                                 Receivable for investment securities sold..                                      1,654,079
                                 Dividends receivable.......................                                        209,691
                                 Receivable for shares of Beneficial Interest subscribed                             56,361
                                 Prepaid expenses...........................                                         23,586
                                                                                                              _____________
                                                                                                                264,294,253
                                                                                                              _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                      192,963
                                 Due to Distributor.........................                                         93,680
                                 Payable for investment securities purchased                                      4,123,084
                                 Payable for shares of Beneficial Interest redeemed                                  42,805
                                 Accrued expenses...........................                                         62,766
                                                                                                              _____________
                                                                                                                  4,515,298
                                                                                                              _____________
NET ASSETS..................................................................                                   $259,778,955
                                                                                                              =============
REPRESENTED BY:                  Paid-in capital............................                                   $186,282,869
                                 Accumulated undistributed
                                         investment income-net.......................                               888,441
                                 Accumulated net realized gain (loss) on investments and
                                         foreign currency transactions...............                            35,904,044
                                 Accumulated net unrealized appreciation (depreciation)
                                         on investments and foreign currency transactions
                                                                                                                 36,703,601
                                                                                                              _____________
NET ASSETS..................................................................                                   $259,778,955
                                                                                                              =============

                                                  NET ASSET VALUE PER SHARE
                                                _____________________________
                                                            Class A          Class B         Class C          Class R
                                                        _____________     _____________     _____________     _____________
Net Assets.................................              $206,332,994       $52,846,857          $594,347            $4,757
Shares Outstanding.........................                 8,489,704         2,229,443            25,112            195.73
NET ASSET VALUE PER SHARE..................                    $24.30            $23.70            $23.67            $24.30
                                                              =======           =======           =======           =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER VALUE FUND
STATEMENT OF OPERATIONS                                                                          YEAR ENDED OCTOBER 31, 1997
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $61,451 foreign taxes
                                     withheld at source)....................                   $  3,878,677
                                 Interest...................................                        608,637
                                                                                               ____________
                                       Total Income.........................                                       $  4,487,314
EXPENSES:                        Management fee-Note 3(a)...................                      1,996,529
                                 Shareholder servicing costs -Note 3(c).....                        889,490
                                 Distribution fees-Note 3(b)................                        379,198
                                 Registration fees..........................                         69,750
                                 Custodian fees-Note 3(c)...................                         58,163
                                 Professional fees..........................                         56,005
                                 Trustees' fees and expenses-Note 3(d)......                         41,408
                                 Prospectus and shareholders' reports.......                         22,230
                                 Interest expense-Note 2....................                          3,802
                                 Loan commitment fees-Note 2................                          3,378
                                 Miscellaneous..............................                          9,177
                                                                                               ____________
                                       Total Expenses.......................                                          3,529,130
                                                                                                                   ____________
INVESTMENT INCOME-NET.......................................................                                            958,184
                                                                                                                   ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                    $35,540,227
                                 Net realized gain (loss) on forward currency
                                     exchange contracts.....................                        371,773
                                                                                               ____________
                                       Net Realized Gain (Loss).............                                         35,912,000
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions......                                         26,359,300
                                                                                                                   ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         62,271,300
                                                                                                                   ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $63,229,484
                                                                                                                   ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                       Year Ended         Year Ended
                                                                                    October 31, 1997    October 31, 1996
                                                                                   __________________  __________________
OPERATIONS:
  Investment income-net..................................................        $        958,184    $     2,115,028
  Net realized gain (loss) on investments................................              35,912,000         38,098,022
  Net unrealized appreciation(depreciation) on investments...............              26,359,300         (1,714,535)
                                                                                   ______________     ______________
      Net Increase (Decrease) in Net Assets Resulting from Operations....              63,229,484         38,498,515
                                                                                   ______________     ______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares.......................................................              (1,829,335)        (2,945,686)
    Class B shares.......................................................                 (49,504)          (305,675)
    Class C shares.......................................................                   ----                 (13)
    Class R shares.......................................................                     (41)               (17)
  Net realized gain on investments:
    Class A shares.......................................................             (31,464,545)       (19,971,560)
    Class B shares.......................................................              (6,811,698)        (4,213,094)
    Class C shares.......................................................                  (1,027)               (98)
    Class R shares.......................................................                    (570)               (97)
                                                                                   ______________     ______________
      Total Dividends....................................................             (40,156,720)       (27,436,240)
                                                                                   ______________     ______________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.......................................................              95,775,905         38,025,441
    Class B shares.......................................................               5,445,106          2,898,434
    Class C shares.......................................................                 696,370             86,841
    Class R shares.......................................................                     350              2,568
  Dividends reinvested:
    Class A shares.......................................................              31,602,859         21,775,972
    Class B shares.......................................................               6,593,102          4,346,451
    Class C shares.......................................................                     855                112
    Class R shares.......................................................                     612                114
  Cost of shares redeemed:
    Class A shares.......................................................            (147,128,604)       (70,390,630)
    Class B shares.......................................................              (7,718,216)        (9,328,259)
    Class C shares.......................................................                (111,556)           (82,714)
    Class R shares.......................................................                    (272)            ----
                                                                                   ______________     ______________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions         (14,843,489)       (12,665,670)
                                                                                   ______________     ______________
        Total Increase (Decrease) in Net Assets..........................               8,229,275         (1,603,395)
NET ASSETS:
  Beginning of Period....................................................             251,549,680        253,153,075
                                                                                   ______________     ______________
  End of Period..........................................................           $ 259,778,955      $ 251,549,680
                                                                                   ==============     ==============
                                                                                    ______________  ______________
Undistributed investment income-net......................................        $        888,441   $        431,484
                                                                                   ______________     ______________
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                  Shares
                                                                                   ___________________________________
                                                                                      Year Ended         Year Ended
                                                                                   October 31, 1997   October 31, 1996
                                                                                  __________________  __________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold............................................................            4,031,189          1,745,408
    Shares issued for dividends reinvested.................................            1,525,971          1,060,690
    Shares redeemed........................................................           (6,318,700)        (3,224,068)
                                                                                      __________         __________
                                       Net Increase (Decrease) in Shares Outstanding    (761,540)          (417,970)
                                                                                      ==========         ==========
    Class B
    _______
    Shares sold............................................................              233,097            134,633
    Shares issued for dividends reinvested.................................              324,304            214,958
    Shares redeemed........................................................             (341,797)          (431,380)
                                                                                      __________         __________
                                       Net Increase (Decrease) in Shares Outstanding     215,604            (81,789)
                                                                                      ==========         ==========
    Class C
    _______
    Shares sold............................................................               29,363              4,041
    Shares issued for dividends reinvested.................................                   42                  6
    Shares redeemed........................................................               (4,570)            (3,817)
                                                                                      __________         __________
                                       Net Increase (Decrease) in Shares Outstanding      24,835                230
                                                                                      ==========         ==========
    Class R
    _______
    Shares sold............................................................                   15                112
    Shares issued for dividends reinvested.................................                   30                  6
    Shares redeemed........................................................                  (13)            ---
                                                                                      __________         __________
                                       Net Increase (Decrease) in Shares Outstanding          32                118
                                                                                      ==========         ==========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER VALUE FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   Class A Shares
                                                              ______________________________________________________
                                                                               Year Ended October 31,
                                                              ______________________________________________________
PER SHARE DATA:                                                 1997        1996        1995        1994        1993
                                                              ______      ______      ______      ______      ______
    Net asset value, beginning of period........              $22.42      $21.59      $19.83      $23.77      $19.90
                                                              ______      ______      ______      ______      ______
    Investment Operations:
    Investment income-net.......................                 .12         .22         .31         .01         .03
    Net realized and unrealized gain (loss)
      on investments............................                5.40        3.01        2.04       (1.54)       3.89
                                                              ______      ______      ______      ______      ______
    Total from Investment Operations............                5.52        3.23        2.35       (1.53)       3.92
                                                              ______      ______      ______      ______      ______
    Distributions:
    Dividends from investment income-net........                (.20)       (.31)       (.05)          -        (.05)
    Dividends in excess of investment income-net                  -            -           -        (.12)          -
    Dividends from net realized gain on investments            (3.44)      (2.09)       (.54)      (2.29)          -
                                                              ______      ______      ______      ______      ______
    Total Distributions.........................               (3.64)      (2.40)       (.59)      (2.41)       (.05)
                                                              ______      ______      ______      ______      ______
    Net asset value, end of period..............              $24.30      $22.42      $21.59      $19.83      $23.77
                                                              ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN(1)......................               27.43%      15.95%      12.43%      (6.92%)     19.71%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets           1.18%       1.19%       1.22%       1.29%       1.27%
    Ratio of interest expense, loan commitment fees
      and dividends on securities sold short to
      average net assets........................                   -           -         .05%        .25%        .47%
    Ratio of net investment income
      to average net assets.....................                 .51%        .94%       1.51%        .04%        .16%
    Portfolio Turnover Rate.....................              123.53%     147.64%     244.82%     199.13%     237.14%
    Average commission rate paid (2)............              $.0401      $.1029           -           -           -
    Net Assets, end of period (000's Omitted)...            $206,333    $207,388    $208,786    $239,407    $276,022
(1)  Exclusive of sales load.
(2)  For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER VALUE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   Class B Shares
                                                              ______________________________________________________
                                                                               Year Ended October 31,
                                                              ______________________________________________________
PER SHARE DATA:                                                 1997        1996        1995        1994        1993(1)
                                                              ______      ______      ______      ______      ______
    Net asset value, beginning of period........              $21.92      $21.17      $19.58      $23.62      $21.38
                                                              ______      ______      ______      ______      ______
    Investment Operations:
    Investment income (loss)-net................                (.04)        .04         .14        (.04)       (.07)
    Net realized and unrealized gain (loss)
      on investments............................                5.29        2.96        2.02       (1.62)       2.31
                                                              ______      ______      ______      ______      ______
    Total from Investment Operations............                5.25        3.00        2.16       (1.66)       2.24
                                                              ______      ______      ______      ______      ______
    Distributions:
    Dividends from investment income-net........                (.03)       (.16)       (.03)          -           -
    Dividends in excess of investment income-net                   -           -           -        (.09)          -
    Dividends from net realized gain on investments            (3.44)      (2.09)       (.54)      (2.29)          -
                                                              ______      ______      ______      ______      ______
    Total Distributions.........................               (3.47)      (2.25)       (.57)      (2.38)          -
                                                              ______      ______      ______      ______      ______
    Net asset value, end of period..............              $23.70      $21.92      $21.17      $19.58      $23.62
                                                              ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN(2)......................               26.55%      15.05%      11.50%      (7.58%)     10.48%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets           1.93%       1.94%       1.97%       1.84%       1.65%(
3)
    Ratio of interest expense, loan commitment fees
      and dividends on securities sold short to
      average net assets........................                   -           -         .05%        .24%        .44%(3)
    Ratio of net investment income (loss)
      to average net assets.....................                (.27%)      .19%         .71%       (.61%)      (.69%)(3)
    Portfolio Turnover Rate.....................              123.53%     147.64%     244.82%     199.13%     237.14%
    Average commission rate paid (4)............              $.0401      $.1029           -           -           -
    Net Assets, end of period (000's Omitted)...             $52,847     $44,152     $44,365     $40,864     $25,833
(1)  From January 15, 1993 (commencement of initial offering) to October 31, 1993.
(2)  Exclusive of sales load.
(3)  Not annualized.
(4)  For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER VALUE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                Class C Shares
                                                                                       ______________________________
                                                                                            Year Ended October 31,
                                                                                       ______________________________
PER SHARE DATA:                                                                          1997        1996        1995(1)
                                                                                       ______       ______      ______
    Net asset value, beginning of period..................................             $21.90       $21.16      $21.21
                                                                                       ______       ______      ______
    Investment Operations:
    Investment income-net.................................................               (.14)(2)      .06        (.04)
    Net realized and unrealized gain (loss)
      on investments......................................................               5.35         3.05        (.01)
                                                                                       ______       ______      ______
    Total from Investment Operations......................................               5.21         3.11        (.05)
                                                                                       ______       ______      ______
    Distributions:
    Dividends from investment income-net..................................                  -         (.28)          -
    Dividends from net realized gain on investments.......................              (3.44)       (2.09)          -
                                                                                       ______       ______      ______
    Total Distributions...................................................              (3.44)       (2.37)          -
                                                                                       ______       ______      ______
    Net asset value, end of period........................................             $23.67       $21.90      $21.16
                                                                                       ======       ======      ======
TOTAL INVESTMENT RETURN(3)................................................              26.38%       15.74%       (.24%)(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................               2.00%        1.94%        .36%(4)
    Ratio of net investment income (loss)
      to average net assets...............................................               (.56%)       (.51%)      (.18%)(4)
    Portfolio Turnover Rate...............................................             123.53%      147.64%     244.82%
    Average commission rate paid (5)......................................             $.0401       $.1029           -
    Net Assets, end of period (000's Omitted).............................               $594           $6          $1
(1)    From September 1, 1995 (commencement of initial offering) to October 31, 1995.
(2)    Based on average shares outstanding.
(3)    Exclusive of sales load.
(4)    Not annualized.
(5)    For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER VALUE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                Class R Shares
                                                                                       ______________________________
                                                                                            Year Ended October 31,
                                                                                       ______________________________
PER SHARE DATA:                                                                          1997        1996        1995(1)
                                                                                        ______      ______      ______
    Net asset value, beginning of period..................................              $22.42      $21.60      $21.61
                                                                                        ______      ______      ______
    Investment Operations:
    Investment income-net.................................................                 .19         .40           -
    Net realized and unrealized gain (loss)
      on investments......................................................                5.38        2.87        (.01)
                                                                                        ______      ______      ______
    Total from Investment Operations......................................                5.57        3.27        (.01)
                                                                                        ______      ______      ______
    Distributions:
    Dividends from investment income-net..................................                (.25)       (.36)          -
    Dividends from net realized gain on investments.......................               (3.44)      (2.09)          -
                                                                                        ______      ______      ______
    Total Distributions...................................................               (3.69)      (2.45)          -
                                                                                        ______      ______      ______
    Net asset value, end of period........................................              $24.30      $22.42      $21.60
                                                                                        ======      ======      ======
TOTAL INVESTMENT RETURN...................................................               27.74%      16.17%       (.05%)(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................                 .94%        .97%        .17%(2)
    Ratio of net investment income
      to average net assets...............................................                 .71%       1.07%          -
    Portfolio Turnover Rate...............................................              123.53%     147.64%     244.82%
    Average commission rate paid (3)......................................              $.0401      $.1029           -
    Net Assets, end of period (000's Omitted).............................                  $5          $4          $1
(1)  From September 1, 1995 (commencement of initial offering) to October 31, 1995.
(2)  Not annualized.
(3)  For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER VALUE FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier Value Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    Effective March 3, 1997, the Fund's name was changed from "Premier Value Fund" to "Dreyfus Premier Value Fund".
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS PREMIER VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    As of October 31, 1997, the Fund reclassified certain components of net assets. The reclassifications resulted in a net increase to accumulated undistributed investment income-net of $1,377,653, a decrease in accumulated net realized gains on investments and foreign currency transactions of $1,193,450 and a decrease in paid-in capital of $184,203. These reclassifications were the result of permanent book to tax differences, primarily from foreign currency transactions, net operating losses and passive foreign investment companies. Net assets were not affected by these reclassifications.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. At October 31, 1997, there were no outstanding borrowings under the Facility.
    The average daily amount of borrowings outstanding during the period ended October 31, 1997 was approximately $64,000, with a related weighted average annualized interest rate of 5.87%. The maximum amount borrowed at any time during the period ended October 31, 1997 was $3,900,000.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $76,786 during the period ended October 31, 1997 from commissions earned on sales of the Fund's shares.
    (b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended October 31, 1997, the Fund was charged $377,596 and $1,602 for Class B and Class C shares, respectively, pursuant to the Distribution Plan.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1997, the Fund was charged $539,099, $125,866 and $534 for the Class A, Class B and Class C shares, respectively, pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $144,868 pursuant to the transfer agency agreement.

DREYFUS PREMIER VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended
October 31, 1997, the Fund was charged $58,163 pursuant to the custody agreement.
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 1997 amounted to $318,378,117 and $371,634,034, respectively.
    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on each open contract. At October 31, 1997, there were no open forward currency exchange contracts.
    (b) At October 31, 1997, accumulated net unrealized appreciation on investments was $36,705,396, consisting of $46,746,503 gross unrealized appreciation and $10,041,107 gross unrealized depreciation.
    At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER VALUE FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Premier Value Fund
    We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Value Fund, including the statement of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Value Fund, at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [ERNST & YOUNG LLP signature logo]

New York, New York
December 18, 1997
IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Fund hereby designates $.392 per share as a long-term capital gain distribution paid on December 11, 1996.
    The Fund also designates 11.97% of the ordinary dividends paid during the fiscal year ended October 31, 1997 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1998 of the percentage applicable to the preparation of their 1997 income tax returns.


DREYFUS PREMIER VALUE FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                       037/632AR9710
Annual Report
Dreyfus
Premier Value Fund
October 31, 1997
Registration Mark
Registration Mark